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                                  EXHIBIT 23(i)

                         CONSENT OF ARTHUR ANDERSEN LLP
                         ------------------------------

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 19, 2001, included in Fulton Financial Corporation's Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

September 24, 2001                               /s/ Arthur Andersen LLP